SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  March 18, 2003


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On March 18, 2003 Life Partners Holdings, Inc. issued a press release announcing revenues for the fiscal year ended February 28, 2003. The press release is filed as an exhibit to this current report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  March 17, 2003                By:/s/Dana Yarbrough
                                        ----------------------------------------
                                        Dana Yarbrough
                                        (Principal  Accounting  Officer)

                                  EXHIBIT INDEX

     Exhibit 99.1     Press Release dated March 18, 2003

Exhibit 99.1

                 LIFE PARTNERS HOLDINGS INC. ANNOUNCES REVENUES
                  FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2003


WACO, Texas--(BUSINESS WIRE)-March 18, 2003--Life Partners Holdings, Inc. (OTC\BB:LPHI) announced today that it will report revenues for the twelve months ended February 28, 2003 of $12,003,964. This is compared to revenues of $4,557,524 reported for the same period ended February 28, 2002. The company said its revenues increased by 164% due to increased demand for its alternative investment products. LPHI said it will report year-end earnings as soon as the annual audit is completed.

Additionally, Life Partners announced that, on March 14, 2003, the company paid a quarterly dividend of $0.03 per share to shareholders of record as of February 28, 2003. This dividend payment is an increase of one half cent per share over prior period dividends.

Safe Harbor -- This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.


Contact:
     Life  Partners  Holdings,  Inc.
     Dana  Yarbrough,  800/368-5569
     dyarbrough@lifepartnersinc.com  <mailto:dyarbrough@lifepartnersinc.com>